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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          DATE OF REPORT: JUNE 30, 2006
                        (Date of earliest event reported)

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                              QUALMARK CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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

            COLORADO                                0-28484                              84-1232688
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 (State or other jurisdiction of                  (Commission                          (IRS Employer
 incorporation or organization)                  File Number)                       Identification No.)


                  4580 FLORENCE STREET, DENVER, COLORADO 80238
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)


                                 (303) 245-8800
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On June 30, 2006, Mr. Alan Perkins, the Company's current Vice President of Sales and Marketing resigned to pursue other opportunities.

On June 30, 2006, Mr. Jeffrey Hale was appointed as the Company's new Vice President of Sales and Marketing. Jeffrey Hale brings a rich blend of sales, marketing and technical expertise to QualMark. He has over 15 years of management experience in creating and implementing sales, market and product strategies for domestic and international markets. In his most recent position, Mr. Hale was the VP of Global Sales for Path 1 Network Technologies from 2004 through 2006 where he built a hybrid direct/partner salesforce to drive product sales worldwide. He also served as Director of Sales, Western U.S., at Ciena Corporation in 2003 and 2004, managing all direct and channel sales to Western U.S. enterprise accounts for the Company's line of DWDM, Storage and Enterprise products. From July 2001 until Ciena's acquisition of Akara Corporation in August of 2003, Mr. Hale held the position of Director of Sales, Carrier Channel Development at Akara and was responsible for sales into SBC, MCI/WorldCom and Sprint. He was a Regional Sales Manager at ADC Telecommunications from November 1997 until January 2001, and has also held sales and marketing management positions at Nortel Networks, Lucent Technologies, and AT&T Network Systems. He started his career as a Member of Technical Staff at Bell Laboratories in Holmdel, NJ. Mr. Hale holds a Master of Science degree in Electrical Engineering from Stanford University, as well as Master of Business Administration and Bachelor of Science in Electrical Engineering degrees from the University of New Mexico.




ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS

     (C) EXHIBITS.

NONE


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENT OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                                   QUALMARK CORPORATION
                                                   (Registrant)

Date: July 6, 2006                                 By: /s/ CHARLES D. JOHNSTON
                                                       ------------------------
                                                       Charles D. Johnston
                                                       President & CEO

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